Exhibit 99.1

SIGNET JEWELERS FINALIZES ACQUISITION OF DIAMONDS DIRECT

Diamonds Direct acquisition provides an immediately accretive banner to the Signet portfolio

HAMILTON, Bermuda, November 18, 2021 – Signet Jewelers Limited ("Signet") (NYSE:SIG), the world's largest retailer of diamond jewelry, today announced that it has finalized its acquisition of Diamonds Direct USA Inc. (“Diamonds Direct”) for $490 million1 in cash. This reflects approximately a 1.1x1 multiple on annualized revenue and approximately a 7.1x1 multiple on annualized EBITDA. Diamonds Direct currently operates 22 locations with mature stores having a median annualized revenue of approximately $18.5 million over the last twelve months2.
“Today we officially welcome Diamonds Direct to the Signet team. This immediately accretive acquisition accelerates our growth strategy and gives our customers even more choice across our differentiated banners,” said Signet CEO, Virginia C. Drosos. “Diamonds Direct strategically expands our market in accessible luxury and bridal, provides access to a new customer base and furthers our opportunity to build lifetime customer relationships. Just as we accelerated our digital transformation using learnings from our acquisition of fast-growing digital pure-play James Allen, we believe we can further drive modern consumer experiences learning from Diamonds Direct’s differentiated model as they have consistently and profitably grown revenues in highly productive store formats. Our intention is to grow Diamonds Direct while driving operating margin expansion over time through operating synergies in purchasing, targeted marketing, Connected Commerce and jewelry services.”

1Under the terms of the agreement, Signet paid a purchase price of $490 million in cash, subject to customary post-closing adjustments provided in the agreement. Multiples are calculated based on Diamonds Direct’s annual expected calendar 2021 performance, on a pre-acquisition basis.
2Mature stores are stores opened in 2018 or earlier. Signet plans to report Diamonds Direct results within the Company’s North America segment and does not intend to provide this level of detail for the banner going forward.

About Signet and Safe Harbor Statement

Signet Jewelers Limited is the world's largest retailer of diamond jewelry. As a purpose-driven and sustainability-focused company, Signet is a participant in the United Nations Global Compact and adheres to its principles-based approach to responsible business. Signet is a Great Place to Work –Certified™ company and has been named to the Bloomberg Gender-Equality Index for three consecutive years. Signet operates approximately 2,800 stores primarily under the name brands of Kay Jewelers, Zales, Jared, H. Samuel, Ernest Jones, Peoples, Piercing Pagoda, JamesAllen.com, Diamonds Direct and the jewelry subscription service, Rocksbox. Further information on Signet is available at www.signetjewelers.com. See also www.kay.com, www.zales.com, www.jared.com, www.hsamuel.co.uk, www.ernestjones.co.uk, www.peoplesjewellers.com, www.banter.com, www.pagoda.com, www.rocksbox.com, www.jamesallen.com and www.diamondsdirect.com.
This release contains statements which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, based upon management's beliefs and expectations as well as on assumptions made by and data currently available to management, appear in a number of places throughout this document and include statements regarding, among other things, Signet's results of operation, financial condition, liquidity, prospects, growth, strategies and the industry in which Signet operates. The use of the words "expects," "intends," "anticipates," "estimates," "predicts," "believes," "should," "potential," "may," "preliminary," "forecast," "objective," "plan," or "target," and other similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties which could cause the actual results to not be realized, including, but not limited to: the negative impacts that the COVID-19 pandemic has had, and could have in the future, on Signet's business, financial condition, profitability and cash flows; the effect of steps we take in response to the pandemic; the severity, duration and potential resurgence of the pandemic (including through variants), including whether it is necessary to temporarily reclose our stores, distribution centers and corporate facilities or for our suppliers and vendors to temporarily reclose their facilities; the pace of recovery when the pandemic subsides and the heightened impact it has on many of the risks described herein, including without limitation risks relating to disruptions in our supply chain, consumer behaviors such as willingness to congregate in shopping centers and shifts in spending away from the jewelry category and the impact on demand of our products, our level of indebtedness and covenant compliance, availability of adequate capital, our ability to execute our business plans, our lease obligations and relationships with our landlords, and asset impairments; general economic or market conditions; financial market risks; our ability to optimize Signet's transformation strategies; a decline in consumer spending or deterioration in consumer financial position; changes to regulations relating to customer credit; disruption in the availability of credit for customers and customer inability to meet credit payment obligations; our ability to achieve the benefits related to the outsourcing of the credit portfolio, including due to technology disruptions, future financial results and operating results and/or disruptions arising from changes to or termination of the relevant non-prime outsourcing agreement requiring transition to alternative arrangements through other providers or alternative payment options and our ability to successfully establish future arrangements for the forward-flow receivables; deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of long-lived assets or intangible assets or other adverse financial consequences; the volatility of our stock price; the impact of financial covenants, credit ratings or interest volatility on our ability to borrow; our ability to maintain adequate levels of liquidity for our cash needs, including debt obligations, payment of dividends, planned share repurchases and capital expenditures as well as the ability of our customers, suppliers and lenders to access sources of liquidity to provide for their own cash needs; changes in our credit rating; potential regulatory changes, global economic conditions or other developments related to the United Kingdom's exit from the European Union; exchange rate fluctuations; the cost, availability of and demand for diamonds, gold and other precious metals; stakeholder reactions to disclosure regarding the source and use of certain minerals; seasonality of Signet's business; the merchandising, pricing and inventory policies followed by Signet and failure to manage inventory levels; Signet's relationships with suppliers including the ability to continue to utilize extended payment terms and the ability to obtain merchandise that customers wish to purchase; the failure to adequately address the impact of existing tariffs and/or the imposition of additional duties, tariffs, taxes and other charges or other barriers to trade or impacts from trade relations; the level of competition and promotional activity in the jewelry sector; our ability to optimize Signet's multi-year strategy to gain market share, expand and improve existing services, innovate and achieve sustainable, long-term growth; the maintenance and continued innovation of Signet's OmniChannel retailing and ability to increase digital sales, as well as management of its digital marketing costs; changes in consumer attitudes regarding jewelry and failure to anticipate and keep pace with changing fashion trends; changes in the supply and consumer acceptance of and demand for gem quality lab created diamonds and adequate identification of the use of substitute products in our jewelry; ability to execute successful marketing programs and manage social media; the ability to optimize Signet's real estate footprint; the ability to satisfy the accounting requirements for "hedge accounting," or the default or insolvency of a counterparty to a hedging contract; the performance of and ability to recruit, train, motivate and retain qualified team members; management of social, ethical and environmental risks; the reputation of Signet and its banners; inadequacy in and disruptions to internal controls and systems, including related to the migration to new information technology systems which impact financial reporting; security breaches and other disruptions to Signet's information technology infrastructure and databases; an adverse development in legal or regulatory proceedings or tax matters, including any new claims or litigation brought by employees, suppliers, consumers or shareholders, regulatory initiatives or investigations, and ongoing compliance with regulations and any consent orders or other legal or regulatory decisions; failure to comply with labor regulations; collective bargaining activity; changes in corporate taxation rates, laws, rules or practices in the US and jurisdictions in which Signet's subsidiaries are incorporated, including developments related to the tax treatment of companies engaged in Internet commerce or deductions associated with payments to foreign related parties that are subject to a low effective tax rate; risks related to international laws and Signet being a Bermuda corporation; difficulty or delay in executing or integrating an acquisition, business combination, major business or strategic initiative; risks relating to the outcome of pending litigation; our ability to protect our intellectual property or physical assets; changes in assumptions used in making accounting estimates relating to items such as extended service plans and pensions; or the impact of weather-related incidents, natural disasters, strikes, protests, riots or terrorism, acts of war or another public health crisis or disease outbreak, epidemic or pandemic on Signet's business.

For a discussion of these and other risks and uncertainties which could cause actual results to differ materially from those expressed in any forward looking statement, see the "Risk Factors" and "Forward-Looking Statements" sections of Signet's Fiscal 2021 Annual Report on Form 10-K filed with the SEC on March 19, 2021 and quarterly reports on Form 10-Q and the "Safe Harbor Statements" in current reports on Form 8-K filed with the SEC. Signet undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Investors:

Vinnie Sinisi
SVP Investor Relations & Treasury
+1-330-665-6530
vincent.sinisi@signetjewelers.com

Media:

Colleen Rooney
Chief Communications & ESG Officer
+1 330 668 5932
colleen.rooney@signetjewelers.com

David Bouffard
VP Corporate Affairs
+1 330 668 5369
david.bouffard@signetjewelers.com